UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2008

DCP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

DELAWARE	001-32678	03-0567133
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

370 17th Street, Suite 2775
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 633-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement.

On October 1, 2008, DCP Midstream Partners, LP (the “Partnership”) completed its previously announced acquisition (the “Acquisition”) of all of the membership interests of Michigan Pipeline & Processing, LLC (“MPP”) from Ganesh Energy, LLC (“Ganesh”) and Gas Processing & Pipeline, LLC (“GPP”; Ganesh and GPP together called the “Seller”). MPP owns and operates certain natural gas gathering, treating and pipeline assets in Michigan. The Acquisition was completed in accordance with the Agreement of Purchase and Sale dated September 10, 2008, between the Partnership and the Seller (the “Purchase Agreement”). The Partnership purchased MPP from the Seller for $145 million, subject to closing purchase price adjustments. In addition, the Partnership and the Seller entered into a separate Contingent Payment Agreement that became effective at closing and provides for a potential payment by the Partnership to the Seller of up to an additional $15 million depending upon the amount of earnings generated by MPP after a three year period.

The Purchase Agreement is attached as Exhibit 10.1 to this report and is incorporated by reference into this report in its entirety.

The Partnership and an affiliate of Seller have also entered into a separate Natural Gas Treating Agreement that provides Seller’s affiliate with available treating capacity on certain MPP assets. This agreement became effective at closing and provides for Seller’s affiliate to pay the Partnership up to $1.5 million annually for up to nine years for this service; however, this agreement may be terminated earlier if certain performance criteria of MPP assets are satisfied. The payment obligation under this agreement is supported by a letter of credit from the Seller and its affiliates.

Omnibus Agreement Amendment

In connection with the Acquisition, on October 1, 2008, the Partnership, DCP Midstream, LLC, DCP Midstream GP, LP, DCP Midstream GP, LLC and DCP Midstream Operating, LP, amended the Omnibus Agreement between the parties by entering into the Seventh Amendment to Omnibus Agreement (the “Seventh Amendment”). The Seventh Amendment increases the annual fee the Partnership pays to DCP Midstream, LLC, the owner of the Partnership’s general partner, by $400,000 for incremental general and administrative services DCP Midstream, LLC will provide to the Partnership as a result of the Acquisition. The Seventh Amendment was approved by the conflicts committee of the Board of Directors of DCP Midstream GP, LLC, the general partner to the general partner of the Partnership, as required by the Partnership’s partnership agreement.

The Seventh Amendment is attached as Exhibit 10.2 to this report and is incorporated by reference into this report in its entirety.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 1, 2008, the Partnership completed the Acquisition described in Item 1.01 of this report which is incorporated by reference into this item in its entirety. The total purchase price paid by the Partnership was approximately $145 million, subject to closing purchase price adjustments.

In the Acquisition, the Partnership purchased all the issued and outstanding membership interests of MPP. MPP owns the following five limited liability companies:

•
MPP Antrim Gas, LLC owns and operates five natural gas treating plants all located at its South Chester Treating Complex in northern Michigan. The complex has natural gas throughput capacity of 330 million cubic feet per day (MMcf/d), with current throughput of approximately 225 MMcf/d. Antrim Shale natural gas production requires the removal of carbon dioxide in order to meet downstream gas pipeline quality specifications.

•	MPP Grands Lacs Holding, LLC owns and operates an approximately 150 mile gas gathering pipeline system that delivers gas to the South Chester Treating Complex.
•
MPP Bay Area Pipeline, LLC owns an approximately 55 mile residue pipeline located in eastern Michigan and operated by Consumers Energy that delivers fuel gas under a long-term contract to a Consumers Energy power plant.

•
MPP Jackson Pipeline, LLC owns a 75 percent interest in an approximately 25 mile pipeline located in southern Michigan and operated by Consumers Energy that connects several interstate and intrastate pipelines with Eaton Rapids Gas Storage System.

•
MPP Litchfield Pipeline, LLC owns a 44 percent interest in an approximately 30 mile pipeline located in southern Michigan and operated by ANR Pipeline that facilitates receipts or deliveries between ANR Pipeline and Eaton Rapids Gas Storage System.

To fund the Acquisition, the Partnership borrowed approximately $150 million under its existing credit arrangements. As a result, it now has a $780 million revolving credit facility and a $70 million term loan. After the Acquisition, the Partnership had borrowings under its revolving credit ficility of $585 million. In addition, the Partnership has $70 million of investments in high grade securities that provide collateral for the $70 million term loan and which provide capital that may be used for future third party acquisitions or to fund organic growth projects.

Item 7.01 Regulation FD Disclosure.

On October 1, 2008, the Partnership issued a press release announcing the closing of the Acquisition. A copy of the press release is being furnished and is attached as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference. In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

In accordance with Item 9.01(a)(4) of Form 8-K, the required financial information with respect to the Acquisition will be provided within 71 calendar days after the date this report on Form 8-K must be filed.

(b) Pro forma financial information.

In accordance with Item 9.01(b)(2) of Form 8-K, the required pro forma financial information with respect to the Acquisition will be provided within 71 calendar days after the date this report on Form 8-K must be filed.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
Exhibit 10.1	Agreement of Purchase and Sale, dated September 10, 2008, by and among Ganesh Energy, LLC, Gas Processing & Pipeline, LLC and DCP Midstream Partners, LP
Exhibit 10.2	Seventh Amendment to Omnibus Agreement, dated October 1, 2008, among DCP Midstream, LLC, DCP Midstream Partners, LP, DCP Midstream GP, LP, DCP Midstream GP, LLC and DCP Midstream Operating, LP
Exhibit 99.1	Press Release dated October 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP its General Partner

By:	DCP MIDSTREAM GP, LLC its General Partner

By:	/s/ Michael S. Richards
Name: Michael S. Richards
Title: Vice President, General Counsel and Secretary

October 7, 2008

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Agreement of Purchase and Sale, dated September 10, 2008, by and among Ganesh Energy, LLC, Gas Processing & Pipeline, LLC and DCP Midstream Partners, LP
Exhibit 10.2	Seventh Amendment to Omnibus Agreement, dated October 1, 2008, among DCP Midstream, LLC, DCP Midstream Partners, LP, DCP Midstream GP, LP, DCP Midstream GP, LLC and DCP Midstream Operating, LP
Exhibit 99.1	Press Release dated October 1, 2008